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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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     We hereby consent to the incorporation by reference in the Registration
Statements on Forms S-8 (Nos. 33-74160, 33-81114, 33-81126, 33-80385, 33-80387,
33-80395, and 333-65196) and Form S-3 (No. 333-58765) of Vesta Insurance Group, Inc. and subsidiaries of our report dated February 28, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Birmingham, Alabama
March 28, 2002